UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 6, 2006

                        Schnitzer Steel Industries, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


            Oregon                        0-22496             93-0341923
            ------                        -------             ----------
(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
        Incorporation)                                      Identification No.)


         3200 N.W. Yeon Ave.
            P.O. Box 10047
             Portland, OR                                     97296-0047
             ------------                                     ----------
  (Address of Principal Executive Offices)                    (Zip Code)



Registrant's Telephone Number Including Area Code:            (503) 224-9900

                                    NO CHANGE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition

On November 7, 2006, Schnitzer Steel Industries, Inc. (the "Company") issued a press release announcing financial results for the fiscal quarter and fiscal year ended August 31, 2006. A copy of this press release is being furnished as
Exhibit 99.1 to this report on Form 8-K.


Item 5.02         Departure of Directors or Principal Officers;
                  Election of Directors; Appointment of Principal Officers

On November 6, 2006, Tamara L. Lundgren was elected Executive Vice President and Chief Operating Officer of the Company. Ms. Lundgren, 49, joined the Company in September 2005 as Vice President and Chief Strategy Officer and became Executive Vice President, Strategy and Investments in April 2006. Prior to joining the Company, Ms. Lundgren was an investment banker, most recently as a Managing Director at JPMorgan Chase, which she joined in 2001. From 1996 until 2001, Ms. Lundgren was a Managing Director at Deutsche Bank AG in New York and London. Prior to joining Deutsche Bank, Ms. Lundgren was a partner at the law firm of Hogan & Hartson, LLP in Washington, D.C.

The Employment Agreement and Change in Control Severance Agreement entered into by the Company and Ms. Lundgren on April 10, 2006, remain in effect. Summaries of the agreements can be found in Item 1.01 of the Company's Current Report on Form 8-K filed on April 12, 2006 and are incorporated herein by reference. The summaries are qualified in their entirety by reference to the actual agreements, which are filed as exhibits to this report on Form 8-K.


Item 9.01         Financial Statements and Exhibits

(d)               Exhibits

10.1 Employment Agreement between Tamara L. Lundgren and Schnitzer Steel Industries, Inc. Filed as Exhibit 10.1 to the Company's Current Report on Form 8-K, filed on April 12, 2006 and incorporated herein by reference.

10.2 Change in  Control  Severance  Agreement  between  Tamara L.  Lundgren  and
     Schnitzer Steel Industries, Inc. Filed as Exhibit 10.2 to the Company's Current Report on Form 8-K, filed on April 12, 2006 and incorporated herein by reference.

99.1 Press Release of Schnitzer  Steel  Industries,  Inc.  issued on November 7,
     2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Schnitzer Steel Industries, Inc.
                                       (Registrant)


Dated: November 7, 2006           By:  /s/Gregory J. Witherspoon
                                       --------------------------
                                       Name:  Gregory J. Witherspoon
                                       Title:    Chief Financial Officer

                                  Exhibit Index

Exhibit No.    Description
-----------    -----------
10.1           Employment Agreement between Tamara L. Lundgren and Schnitzer
               Steel  Industries,  Inc.  Filed as Exhibit 10.1 to the  Company's
               Current Report on Form 8-K, filed on April 12, 2006 and incorporated herein by reference.

10.2 Change in Control Severance Agreement between Tamara L. Lundgren and Schnitzer Steel Industries, Inc. Filed as Exhibit 10.2 to the Company's Current Report on Form 8-K, filed on April 12, 2006 and incorporated herein by reference.

99.1           Press Release of Schnitzer Steel Industries, Inc. issued on
               November 7, 2006.